

September 29, 2021

Entergy Corporation

Investor Meetings

Building the Premier Utility

Caution regarding forward-looking statements and Regulation G compliance

In this management presentation, and from time to time, Entergy Corporation makes certain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements include, among other things, Entergy's 2021 earnings guidance; its current financial and operational outlooks, including its equity needs through 2024; expectations around restoration costs and recovery; environmental commitments and goals; and other statements of Entergy's plans, beliefs or expectations included in this presentation. Readers are cautioned not to place undue reliance on these forward-looking statements, which apply only as of the date of this presentation. Except to the extent required by the federal securities laws, Entergy undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Forward-looking statements are subject to a number of risks, uncertainties and other factors that could cause actual results to differ materially from those expressed or implied in such forward-looking statements, including (a) those factors discussed elsewhere in this presentation and in Entergy's most recent Annual Report on Form 10-K, any subsequent Quarterly Reports on Form 10-Q and Entergy's other reports and filings made under the Securities Exchange Act of 1934; (b) uncertainties associated with (1) rate proceedings, formula rate plans, and other cost recovery mechanisms, including the risk that costs may not be recoverable to the extent or on the timeline anticipated by the utilities and (2) implementation of the ratemaking effects of changes in law; (c) uncertainties associated with efforts to remediate the effects of major storms and recover related restoration costs; (d) risks associated with operating nuclear facilities, including plant relicensing, operating, and regulatory costs and risks; (e) changes in decommissioning trust fund values or earnings or in the timing or cost of decommissioning Entergy's nuclear plant sites; (f) legislative and regulatory actions and risks and uncertainties associated with claims or litigation by or against Entergy and its subsidiaries; (g) risks and uncertainties associated with executing on business strategies, including strategic transactions that Entergy or its subsidiaries may undertake and the risk that any such transaction may not be completed as and when expected and the risk that the anticipated benefits of the transaction may not be realized; (h) effects of changes in federal, state, or local laws and regulations and other governmental actions or policies, including changes in monetary, fiscal, tax, environmental, or energy policies; (i) the effects of changes in commodity markets, capital markets, or economic conditions; (j) impacts from a terrorist attack, cybersecurity threats, data security breaches, or other attempts to disrupt Entergy's business or operations, and/or other catastrophic events; (k) the direct and indirect impacts of the COVID-19 pandemic on Entergy and its customers; and (l) the effects of technological change, including the costs, pace of development, and commercialization of new and emerging technologies.

This presentation includes the non-GAAP financial measure of adjusted EPS. We have prepared a reconciliation of this financial measure to the most directly comparable GAAP measure, which can be found in this presentation. Further information can be found in Entergy's earnings releases, which are posted on the company's website at www.entergy.com and which contains further information on non-GAAP financial measures.

Key Updates and Path Forward

- Hurricane Ida restoration efforts have been successful
- Established path for storm cost recovery
- Liquidity is strong
- Credit rating thresholds and associated balance sheet capacity remain intact
- <$1.25B remaining equity needs through 2024 can be achieved with ATM
- Solid base plan with 5% – 7% growth
- Long-term opportunities intact with further details to be discussed at EEI
  - Renewables growth
  - Customer sustainability and electrification
  - Resilience acceleration



Uniquely positioned to be the Premier Utility

- Industry leader in critical measures of sustainability
- Rates well below the national average
- One of the cleanest large-scale generation fleets in the U.S.
- Robust capital plan to meet our customers' evolving needs
- Strong 5% to 7% adjusted EPS growth
- Expect dividend growth rate in line with adjusted EPS growth rate by 4Q21 (subject to Board approval)
- Commitment to continuous improvement
- Unique opportunity to provide sustainability solutions to industrial customers

We exist to grow a world-class energy business that creates *sustainable* value for our four key stakeholders


CUSTOMERS
LOW RATES
INNOVATION
RELIABILITY
POSITIVE EXPERIENCE
EMPLOYEES
SAFETY
BELONGING
OWNERSHIP
CONTINUOUS LEARNING
COMMUNITIES
ECONOMIC DEVELOPMENT
PARTNERSHIP
VOLUNTEERISM
ENVIRONMENTAL STEWARDSHIP
OWNERS
STEADY
PREDICTABLE
DIVIDEND GROWTH
EARNINGS GROWTH

Entergy® | WE POWER LIFE℠

Clear objectives to create sustainable value

Grow the Utility...

- Steady, predictable earnings and dividend growth

...while managing risk

- Customer-centric capital plan
- Investing to improve resiliency and reliability
- Progressive regulatory mechanisms
- Solid credit and liquidity
- Disciplined cost management programs

Track record of earnings and dividend growth


Entergy adjusted EPS; $
6.6% CAGR
4.39
3.96
5.29
5.40
5.66
2016
2017
2018
2019
2020

As-reported EPS

(3.26)	2.28	4.63	6.30	6.90


Entergy common stock dividends; $/share
~2.3% CAGR
3.42
3.50
3.58
3.66
3.74
2016
2017
2018
2019
2020

Expect continued growth

Adjusted EPS guidance and outlooks

Entergy adjusted EPS; $


5%–7% CAGR 2020[1]–2023E
$5.60 original guidance midpoint
5.66
5.80–6.10
6.15–6.45
6.55–6.85
20
21E guidance
22E outlook
23E outlook

As-reported 6.90

[1] Based on original 2020E adjusted EPS guidance midpoint of $5.60

Investing to improve customer outcomes

Customer solutions drive our investment plan



Distribution



Generation



Transmission



Capital plan will create significant customer benefits

- Improves reliability and power quality
- Strengthens system resiliency
- Facilitates integration of renewables
- Creates technology, data and analytics platform that enables customer solutions

Increases customer loyalty

Disciplined cost management to achieve objectives

O&M flexibility and continuous improvement benefit stakeholders

Illustrative

O&M flexibility – short-term


Tailwind flex
Planned O&M
Headwind flex
O&M
Time

Supports steady, predictable earnings

Illustrative

Continuous improvement – permanent


Planned O&M
Permanent cost reductions
O&M
Time

Redeploy resources to create incremental value for stakeholders

Continuous improvement creates sustainable value

Permanently eliminate costs out of the business → Redeploy resources → Create incremental value for stakeholders without increasing customer bills



Customers

- ✓ Strong net promoter scores
- ✓ Reduced risk
- ✓ Increased investment in reliability, sustainability
- ✓ Operational excellence
- ✓ Higher level of service while maintaining low rates



Employees

- ✓ Enhanced benefits
- ✓ Skill development
- ✓ Training
- ✓ Leadership development



Communities

- ✓ Investment in charitable foundation
- ✓ Investment in environmental initiatives
- ✓ Economic development



Owners

- ✓ Risk reduction
- ✓ Operational excellence
- ✓ Incremental rate base
- ✓ Improved earnings and dividend growth trajectory
- ✓ Improved accuracy and compliance

Indicators support robust industrial customer base

U.S. industrial segment health metrics

Refining margins, LLS 321 crack spread


Recovered to pre-COVID levels
2021
2019
2020
Jan
Feb
Mar
Apr
May
Jun
Jul
Aug
Sep
Oct
Nov
Dec

Chlor-alkali, PVC margins, $/MT


Near five-year highs
Jan-16
Jan-17
Jan-18
Jan-19
Jan-20
Jan-21

Steel, capacity utilization


At five-year highs
Jan-16
Jan-17
Jan-18
Jan-19
Jan-20
Jan-21

Petrochemicals, polyethylene margins, $/MT


Near five-year highs
Jan-16
Jan-17
Jan-18
Jan-19
Jan-20
Jan-21

Among the lowest rates in the country

Providing access to affordable, clean energy

2020 average retail price by parent company;
₵ per kWh


Entergy

Based on S&P Global Market Intelligence Regulated Retail Price of Electricity (August 2021)

Levers to help control bills

- Fuel efficiency and renewables
- Investment in new technology
- Continuous improvement
- Energy efficiency
- New products and services
- Expanding customer base
- Structured financing
- Securitizations rolling off
- Potential federal funding

A focus on sustainability performance leadership

Environmental stewardship

For a cleaner world

- Among the cleanest large-scale fleets in the U.S.
- Clear plans and commitments to continue decarbonizing our delivered energy
- Uniquely positioned to expand our positive impact by reducing industrial customers' Scope 1 emissions

Social responsibility

Promoting safety, opportunity, and equity

- Developing and maintaining a workforce that reflects the diversity of our communities
- Commitment to improving educational, economic, and environmental outcomes in our communities
- Addressing environmental injustices

Robust governance

Managing risks and opportunities

- Diverse board with an effective mix of skills, experiences, backgrounds, and perspectives
- Aligning incentives with sustainability outcomes
- Strong corporate governance that emphasizes ethics, transparency, and accountability

20+ years of leading-edge climate action

2001
First U.S. utility to voluntarily set goal to stabilize CO_2 emissions

2006
Intensified goal to reduce CO_2 emissions (20% below 2000 levels through 2010)

2011
Extended CO_2 reduction commitment through 2020

2019
Introduced new goal to reduce Utility CO_2 emission rate by 50% below year-2000 levels by 2030

2020
Commitment to net-zero emissions by 2050

Exceeded cumulative goal by 8% ✓

On track

Defining the path

A track record of results

Entergy Utility CO_2 emission rates; lbs per MWh



U.S. power sector average
1,064
821
668
532
Net zero
2000
2010
2020
2030 goal
2050 goal

Reduction vs 2000	*23%*	*37%*	*50%*	*100%*
Reduction vs 2020			*~20%*	*100%*

Minimal coal generation

Coal generation of top 20 privately- / investor-owned power producers; TWh


Entergy Utility
8

Based on *MJ Bradley, Benchmarking Air Emissions of the 100 Largest Electric Power Producers in the United States*, published July 2021 (2019 data)

- Less than 5% of 2020 revenue was derived from coal assets
- Less than 2% of 2020 rate base was comprised of coal assets
- Intend to retire all coal-fired capacity by end of 2030

Entergy. WE POWER LIFE℠

Growing our renewables portfolio

3GW in-service / in-progress

In service, in progress, and announced renewables portfolio

- 537 MW in service
- ~545 MW approved / in progress
- 280 MW announced

Plus:

- Four RFPs for renewable resources totaling 1,800 MW



Illustrative
West Memphis
Searcy
Walnut Bend
DeSoto
Carpenter
Remmel
Stuttgart
Sunflower
Chicot
Hinds
Brookhaven
Toledo Bend
Vidalia
Iris
Springfield
Capital Region
ECO
Umbriel
Agrilectric
Montauk
Rain CII
St. James
Paterson
Liberty County
New Orleans Solar Station

As of August 2021

Entergy / Mitsubishi decarbonization collaboration

Combining the strengths of industry leaders to move towards net-zero

Identified areas of collaboration

CCGT innovation	New build resource	Storage projects	CCGT expansion	Nuclear hydrogen
Demonstrate hydrogen flex concepts	Includes storage, new build, and battery	Storage and conversion	Convert renewables to green hydrogen, with battery	Nuclear-supplied electrolysis facility with storage

Technology will pave the path to net-zero by 2050

Path to net-zero



Near-term → *Longer-term*

- Legacy asset retirements
- Renewables and storage
- Nuclear license extensions
- Hydrogen-fueled generation
- Clean hydrogen infrastructure
- Advanced nuclear
- Carbon capture and utilization
- Offsets



Uniquely positioned to be the Premier Utility

- Industry leader in critical measures of sustainability
- Rates well below the national average
- One of the cleanest large-scale generation fleets in the U.S.
- Robust capital plan to meet our customers' evolving needs
- Strong 5% to 7% adjusted EPS growth
- Expect dividend growth rate in line with adjusted EPS growth rate by 4Q21 (subject to Board approval)
- Commitment to continuous improvement
- Unique opportunity to provide sustainability solutions to industrial customers

Supplemental information

Hurricane Ida update

Power restoration

>99%

of customers who can take power

Community support

$1.25M

committed

Storm workforce

27,000 workers from 41 states

Damage summary

- > 30,500 distribution poles
- nearly 6,000 transformers
- nearly 36,500 spans of distribution wire
- ~500 transmission structures damaged or destroyed
- >225 substations
- >210 transmission lines

Estimated restoration cost

$2.1B – $2.6B total

E-LA: $2.0B – $2.4B

E-NO: $0.12B – $0.15B

Estimated revenue loss

from power outages

$75M – $85M

E-LA: $65M – $70M

E-NO: $10M – $15M

Strong liquidity

$4.2B as of 8/31/21

+ $1.0B cash and cash equivalents

+ $4.1B available revolver capacity

+ $0.07B storm escrows

– $1.0B commercial paper outstanding

Cost recovery

- *Considering all avenues to minimize effects on customers*
- *Coordinating with the State of LA to seek federal funds to reduce customer burden*

Credit ratings

Moody's recent actions do not impact cashflow-to-debt parent threshold

Credit ratings[1] (outlooks)

	E-AR	E-LA	E-MS	E-NO	E-TX	SERI	ETR
S&P	A (stable)	A (stable)	A (stable)	BBB (developing)	A (stable)	A (stable)	BBB+ (stable)
Moody's	A2 (stable)	A2 (negative)	A2 (stable)	Baa2 (negative)	Baa1 (positive)	Baa1 (negative)	Baa2 (negative)

1 Senior secured ratings for the OpCos and SERI; corporate credit rating for ETR

Growth equity needs

Could meet equity needs through 2024 with an ATM



Estimated equity need; $B
2.5
(1.0)
(0.27)
1.23
Previous estimated equity need 2021-2024
Estimated change in equity need
ATM completed through 9/24/21[1]
Estimated future equity need through 2024

Entergy. WE POWER LIFE℠

[1] Includes direct issuances and forwards with future settlement dates ; does not reflect adjustments, including reduction for common dividends between issuance and settlement.

Potential for federal assistance

Any assistance to directly benefit customers

- Louisiana governor is seeking federal support for recovery, including amounts to defray restoration costs and resiliency improvements for critical national infrastructure; amounts specified for utility customers (primarily Entergy service areas) are:
    - $540M for hurricanes Laura and Delta
    - $750M for Hurricane Ida
- Unanimous approval of LPSC Resolution 01-2021, which has been sent to Louisiana Congressional delegation in support of federal disaster relief
- If traditional CDBG disaster recovery funds received before securitization, securitization balance would reduce dollar for dollar
    - If received after securitization is completed, state could retire securitization bonds to achieve same outcome for customers
- If Congress / HUD only makes CDBG mitigation funds available, could use to make storm impacted assets more resilient
- Infrastructure bill opportunities would also apply to prospective hardening opportunities
- Entergy has been coordinating with Louisiana's governor, the CCNO, the LPSC, the Louisiana congressional delegation, and Biden administration

Regulation G reconciliation and acronyms

Regulation G reconciliation

ETR adjusted earnings Reconciliation of GAAP to Non-GAAP measures					
	2020	2019	2018	2017	2016
($ in millions, except diluted average common shares outstanding)					
Net income (loss) attributable to ETR Corp.	1,388	1,241	849	412	(584)
Less adjustments:					
Utility – SERI NOPA rate base effect retroactive refund	(25)				
Utility – customer sharing associated with internal restructuring			(40)		
Utility – customer sharing associated with tax reform				56	
Utility – customer sharing associated with IRS audit items					(16)
Utility – income tax effect on Utility adjustments above	6		10	(14)	6
Utility – income tax benefit from 2012 / 2013 IRS settlement			43		
Utility – income tax benefit from internal restructuring			170		
Utility – tax reform			38	(222)	
Utility – IRS audit items					137
Utility – reversal of income tax valuation allowance		41			
Utility – 2014 / 2015 IRS settlement (E-LA Business Combination)	396				
P&O – tax reform				52	
P&O – income tax valuation allowance for interest deductibility		(11)			
P&O – 2014 / 2015 IRS settlement (E-LA Business Combination)	(61)				
EWC	(65)	147	(343)	(175)	(1,495)
ETR adjusted earnings (non-GAAP)	1,138	1,064	970	716	785

Calculations may differ due to rounding

Regulation G reconciliation

ETR adjusted earnings (continued) Reconciliation of GAAP to Non-GAAP measures					
	2020	2019	2018	2017	2016
Diluted average common shares outstanding (in millions)	201	197	183	181	179
($ per share)					
Net income (loss) attributable to ETR Corp.	6.90	6.30	4.63	2.28	(3.26)
Less adjustments:					
Utility – SERI NOPA rate base effect retroactive refund	(0.09)				
Utility – customer sharing associated with internal restructuring			(0.16)		
Utility – customer sharing associated with tax reform				0.23	
Utility – customer sharing associated with IRS audit items					(0.06)
Utility – income tax benefit from 2012 / 2013 IRS settlement			0.23		
Utility – income tax benefit from internal restructuring			0.93		
Utility – tax reform			0.21	(1.23)	
Utility – IRS audit items					0.76
Utility – reversal of income tax valuation allowance		0.21			
Utility – 2014 / 2015 IRS settlement (E-LA Business Combination)	1.96				
P&O – tax reform				0.29	
P&O – income tax valuation for interest deductibility		(0.05)			
P&O – 2014 / 2015 IRS settlement (E-LA Business Combination)	(0.31)				
EWC	(0.32)	0.74	(1.87)	(0.97)	(8.36)
ETR adjusted earnings (non-GAAP)	5.66	5.40	5.29	3.96	4.39

Calculations may differ due to rounding

Abbreviations and acronyms

ATM	At-the-market offering	GAAP	U.S. generally accepted accounting principles
CAGR	Compound annual growth rate	HUD	U.S. Department of Housing and Urban Development
CCGT	Combined cycle gas turbine	IRS	Internal Revenue Service
CCNO	Council of the City of New Orleans	LLS	Light Louisiana Sweet crude
CDBG	Community Development Block Grant program	LPSC	Louisiana Public Service Commission
COVID-19	Corona virus 2019 pandemic	NOPA	IRS Notice of Proposed Adjustment
E-AR	Entergy Arkansas, LLC	O&M	Other non-fuel operation and maintenance expense
E-LA	Entergy Louisiana, LLC	OpCo	Operating company
E-MS	Entergy Mississippi, LLC	P&O	Parent and other
E-NO	Entergy New Orleans, LLC	PVC	Polyvinyl chloride
E-TX	Entergy Texas, Inc.	RFP	Request for proposals
EPS	Earnings per share	S&P	Standard & Poor's
ETR	Entergy Corporation	SERI	System Energy Resources, Inc.
EWC	Entergy Wholesale Commodities		